                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4670

                         Global/International Fund, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       8/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Global Fund

Annual Report to Shareholders

August 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2003

Classes A, B and C

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Global Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	9.75%	-8.67%	1.43%	5.81%
Class B(a)	8.93%	-9.39%	.62%	4.97%
Class C(a)	8.91%	-9.40%	.63%	4.98%
MSCI World Index+	10.92%	-11.84%	.62%	5.63%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/03	$ 20.42	$ 20.40	$ 20.39
8/31/02	$ 18.76	$ 18.73	$ 18.73
Distribution Information: Twelve Months: Income Dividends	$ .15	$ -*	$ .01

Class A Lipper Rankings - Global Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	188	of	322	59

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

* Amount is less than $.005.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Global Fund - Class A(c) [] MSCI World Index+

Yearly periods ended August 31

Comparative Results (Adjusted for Sales Charge)
Scudder Global Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,344	$7,180	$10,118	$16,576
	Average annual total return	3.44%	-10.45%	.23%	5.18%
Class B(c)	Growth of $10,000	$10,593	$7,308	$10,242	$16,236
	Average annual total return	5.93%	-9.93%	.48%	4.97%
Class C(c)	Growth of $10,000	$10,782	$7,363	$10,216	$16,100
	Average annual total return	7.82%	-9.70%	.43%	4.88%
MSCI World Index+	Growth of $10,000	$11,092	$6,853	$10,314	$17,291
	Average annual total return	10.92%	-11.84%	.62%	5.63%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

a Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Scudder Global Fund - Class S	10.01%	-8.45%	1.69%	6.09%
Scudder Global Fund - Class AARP(a)	10.00%	-8.43%	1.70%	6.09%
MSCI World Index+	10.92%	-11.84%	.62%	5.63%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 8/31/03	$ 20.42	$ 20.41
8/31/02	$ 18.77	$ 18.76
Distribution Information: Twelve Months: Income Dividends	$ .20	$ .20

Class S Lipper Rankings - Global Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	181	of	322	57
3-Year	72	of	220	33
5-Year	91	of	161	57
10-Year	24	of	36	65

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Global Fund - Class S [] MSCI World Index+

Yearly periods ended August 31

Comparative Results
Scudder Global Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,001	$7,673	$10,872	$18,059
	Average annual total return	10.01%	-8.45%	1.69%	6.09%
Class AARP(a)	Growth of $10,000	$11,000	$7,677	$10,878	$18,069
	Average annual total return	10.00%	-8.43%	1.70%	6.09%
MSCI World Index+	Growth of $10,000	$11,092	$6,853	$10,314	$17,291
	Average annual total return	10.92%	-11.84%	.62%	5.63%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

a Returns shown for Class AARP shares for the periods prior to its inception on September 11, 2000 are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder Global Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Global Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Steve M. Wreford

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2000 and the fund in 2002.

• Prior to joining the fund, responsible for European Telecommunications Research.

• Prior to that, five years of experience as equity analyst responsible for European telecommunications research.

• Chartered Accountant, UK (US CPA equivalent).

Oliver Kratz

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2003.

• Head of global portfolio selection team for Alpha Emerging Markets Equity: New York.

• Prior to that, two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999.

• MALD and Ph.D from The Fletcher School, administered jointly by Harvard University and Tufts University.

In the following interview, Co-Managers Steve Wreford and Oliver Kratz discuss Scudder Global Fund's strategy and the market environment during the 12-month period ended August 31, 2003. Wreford and Kratz assumed the management duties of the fund on August 22, 2003.

Q: How did the global markets perform during the past year?

A: Stock markets around the world performed well over the past 12 months, even though the down market of the past three years continued through mid-March. For the first half of the reporting period, investors remained concerned about weak corporate earnings results, continued sluggishness in the global economy and uncertainty related to the pending war in Iraq. However, once it became apparent in the early spring that the war would be executed quickly, the negative backdrop rapidly changed for the better. Sensing bargains in the global stock markets, investors shook off their aversion to risk and poured money back into stocks.

Virtually all major markets finished the 12-month period solidly in the black. Those countries viewed as being best able to benefit from a recovery in the global economy - such as Japan, Germany and many emerging-market nations - generally provided the best performance during the rally. Although there was some variation across regions, the run-up generally was led by smaller, more growth-oriented companies, many of which had limited earnings and poor financials. This phenomenon frequently occurs in sharply rising markets and often proves short-term in nature. In this environment, the fund's focus on larger, well-managed and financially sound companies actually detracted from performance relative to the index.

Q: What were the fund's performance results?

A: For the 12-month period ended August 31, 2003, the total return of the fund's Class A shares was 9.75% (unadjusted for sales charges). See pages 3 through 8 for the performance of other share classes. While this return was attractive on an absolute basis, it trailed the 10.92% total return of the fund's benchmark, the MSCI World Index.1 Additionally, it lagged the 11.14% average total return of the 322 funds in its Lipper Global Funds peer group.2

1 The Morgan Stanley Capital International (MSCI) World Index, is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East.
2 Source: Lipper Inc. as 8/31/03. Lipper figures include reinvestment and capital gains and represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Global Funds category. Past performance is no guarantee of future results. According to Lipper Inc., global funds are those that invest at least 25% of assets in securities traded outside of the US and that may own US securities as well. It is not possible to invest directly in a Lipper category.

The portfolio team remains focused on producing strong long-term performance for investors. The fund's oldest share class, its Class S shares, outperformed the benchmark over the three-, five- and 10-year periods as of August 31, 2003.3 In addition, the fund's comparatively conservative posture helped the oldest share class prove more resilient than its average Lipper peer during the challenging market environment of the past three years, though it fell behind the group average for the five- and 10-year periods.4

3 For these time periods, the fund's Class S shares returned -8.45%, 1.69% and 6.09%, respectively, while the MSCI World Index returned -11.84%, 0.62% and 5.63%, respectively, for the same periods ended 8/31/03. Class S shares, the fund's oldest share class, is a no-load share class which closed to new investors on 12/29/00.
4 Source: Lipper Inc. as of 8/31/03. For these time periods, the average total return for the Lipper Global Funds category was -10.53%, 2.96% and 7.16%, respectively.

Q: What were the causes of the fund's short-term underperformance?

A: The largest contributor to the fund's underperformance vs. the benchmark was its stock selection within technology. The tech stocks in the benchmark include many of the smaller, less fundamentally sound companies that we strive to avoid. In contrast, the fund's holdings in this area tend to be more conservative. While this approach can lead to underperformance in the short term, we believe a focus on quality tends to pay off over time. Also hurting performance was the fund's stock selection within utilities. A key detractor in this sector was Suez SA, the French electric and water company.

On the plus side, the fund received a substantial lift from its overweight position in the materials sector, which was the best-performing industry over the 12 months.5 Stock selection was strong within this sector, as well. Also helping performance was an underweight position in consumer staples.6 The fact that the fund was underweight in consumer staples provided a boost to returns given that this was the worst-performing sector for the period.

5 "Overweight" means a fund holds a higher weighting in a given sector or stocks than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.
6 "Consumer staples" companies are those that make products that consumers need to buy regardless of economic conditions, such as food and beverages.

The top contributor among individual stocks was Newmont Mining Corp., the US precious metals mining firm which responded well to higher metals prices. The fund's positions in Intel Corp. (US/computer chips), VERITAS Software Corp. (US/software) and Genentech, Inc. (US/biotechnology) were also key contributors.

Q: In your roles as the fund's new lead managers, do you anticipate making changes to the fund's investment approach?

A: No, we will continue to employ a theme-based approach to investing. As was the case in the past, we start by determining the investment themes that we believe will dominate the global economy, and then we strive to identify well-managed, fundamentally sound companies that stand to benefit from the emergence of these themes. Both of us are veterans of this management style. It is also important for shareholders to know that the inputs that support a thematic approach remain with the firm. Specifically, we will continue to emphasize fundamental research, and we will continue to work closely with both the firm's economists and global sector analysts. For all these reasons, we believe that this team is well-positioned to move forward with a strong theme-based global equity fund.

Q: What is the broad view that underlies the fund's positioning?

A: The portfolio is positioned to withstand a variety of scenarios that could unfold in the world economy in the months and years ahead. This is important at a time when the direction of the global economy remains so unclear. On one hand, governments and central banks around the world are taking drastic steps to stimulate their economies. On the other hand, however, there has been no job creation in the United States, and both US consumers and the US government are heavily indebted. Given that the outlook for the economy is still so murky, the portfolio is positioned to participate in the economic upside but, at the same time, is sufficiently defensive to endure further economic distress.7

7 "Defensive" stocks are those that tend to perform better when the economy and stock market are experiencing weakness.

Q: How is this view reflected in the portfolio's investment themes?

A: There are nine themes at work in the portfolio at the present time:

Virtuality: We believe that wealth is most readily created by companies that focus only on the highest-value elements within their areas of activity while outsourcing lower-value elements. Companies in this category own knowledge (as opposed to hard assets), which creates the potentially powerful combination of high revenues and relatively low costs. This is the focus of the long-standing "Virtuality" theme in the portfolio, which includes companies such as eBay, Inc. (US/software) and Genentech, Inc. (US/biotechnology).

Greater China: Here, the fund holds companies - some of which are actually located outside of China - that can benefit from the increasing capital investment taking place in the country. Examples include Hutchison Whampoa, Ltd. (Hong Kong/conglomerates) and Bank of East Asia, Ltd. (Hong Kong/banks).

Ultimate subcontractors: During the late 1990s, investment capital was diverted away from traditional industries and toward the "new economy." Those traditional industries had to adapt and become more efficient in order to survive, often through cost-cutting or consolidation.8 Such industries tend to have high barriers to entry and are centered around base commodities, such as oil and natural gas. In particular, we focus on finding the lowest-cost producer where possible, or companies with a particularly strong market, such as China. Examples include Rio Tinto PLC (UK/mining), BHP Billiton, Ltd. (Australia/mining), and Anadarko Petroleum Corp. (US/energy).

8 "Consolidation" is the process, through mergers or from companies going out of business, of a reduction in the number of companies in a particular industry. This is generally seen as a positive for the surviving companies.

Supply chain dominance: The global market today consists of a series of complex, interlocking supply chains that connect the initial fabrication of components to the end customer or consumer. Understanding the shifting balance of power within each supply chain is the key to identifying potential investment opportunities. Some companies will ultimately become the "partner of choice" for suppliers and customers, and this could reinforce a virtuous circle of negotiation strength and the ability to raise prices. Companies in this theme include Microsoft Corp. (US/software) and Vodafone Group PLC (UK/telecommunications).

New annuities: Under this theme, we seek companies that can benefit from the predictable, long-term returns generated by their investments. Notably, this encompasses corporations that are involved in traditional heavy asset industries, such as Exelon Corp. (US/utilities).

Public/private partnerships: This theme is based on the relationship between the private sector and governments and incorporates stocks such as the European toll road company Autoroutes du Sud de la France (France/construction and business services). Such companies may receive optimal treatment from regulators in exchange for providing important public services. This gives such companies the potential to deliver attractive long-term investment returns even when the economic and/or stock market environment is challenging.

Japan restructuring: This category comprises stocks in Japan that stand to benefit from restructuring and cost-cutting initiatives - such as FANUC, Ltd., which makes electronic items that help control manufacturing processes.9

9 "Restructuring" refers to the divestment or shuttering of underperforming assets, so that a company can better focus on the parts of its business that deliver higher returns.

Distressed companies: Where we see exceptionally low stock prices, opportunity may outweigh risk, often because of structural flaws in the international financial markets or short-term misperceptions of risk by those markets. An example is Cable and Wireless PLC (UK/telecommunications).

Diversification assets: Finally, we seek assets that provide diversification. Owning companies whose performance won't necessarily track that of the global stock markets allows us to better manage the risk presented by a still tenuous economic environment. Included in this group are gold mining companies such as Placer Dome, Inc. (Canada) and Newmont Mining Corp. (US).

This approach may not always generate exceptional short-term returns. This is particularly true at the times when the stock market is delivering sharp gains, as was the case during the final five months of the reporting period. However, rather than focusing on short-term volatility, we believe that an approach that is founded on the important trends that transcend the day-to-day "noise" in the markets will deliver outperformance over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2003

Asset Allocation	8/31/03	8/31/02

Common Stocks	96%	89%
Foreign Bond Non-US$ Denominated	2%	7%
Convertible Bonds	1%	1%
Cash Equivalents	1%	2%
Participating Loan Notes	-	1%
	100%	100%

Geographical (Excludes Cash Equivalents)	8/31/03	8/31/02

United States and Canada	45%	43%
Pacific Basin	13%	8%
United Kingdom	13%	10%
Europe (excluding United Kingdom)	13%	24%
Japan	11%	11%
Africa	3%	2%
Latin America	2%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	8/31/03	8/31/02

Materials	23%	21%
Financials	15%	12%
Information Technology	11%	8%
Health Care	10%	12%
Industrials	9%	10%
Consumer Discretionary	9%	7%
Energy	9%	10%
Telecommunication Services	5%	2%
Utilities	4%	10%
Other	5%	8%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2003 (17.8% of Portfolio)
1. Newmont Mining Corp. Explorer and miner of gold	United States	3.5%
2. Rio Tinto PLC Operator of a mining, manufacturing and development company	United Kingdom	1.9%
3. Microsoft Corp. Developer of computer software	United States	1.7%
4. FANUC Ltd. Manufacturer of numerically controlled equipment for machine tools	Japan	1.6%
5. Canon, Inc. Producer of visual image and information equipment	Japan	1.6%
6. Placer Dome, Inc. Miner of gold, silver and copper	Canada	1.5%
7. Lockheed Martin Corp. Manufacturer of aircraft, missiles and space equipment	United States	1.5%
8. Exelon Corp. Distributor of electricity and gas	United States	1.5%
9. Mitsubishi Estate Co., Ltd. Provider of real estate services	Japan	1.5%
10. Encana Corp. Explorer, producer and marketer of natural gas and crude oil	Canada	1.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2003

	Shares	Value ($)

Common Stocks 96.2%
Australia 3.7%
Alumina Ltd.	2,278,215	7,446,602
BHP Billiton Ltd.	1,293,768	9,152,688
Foster's Group Ltd.	2,665,400	7,832,318
WMC Resources Ltd.*	2,278,215	6,016,265
(Cost $21,430,565)		30,447,873
Brazil 1.2%
Aracruz Celulose SA (ADR) "B" (pfd) (Cost $5,904,922)	364,150	9,952,220
Canada 6.2%
Barrick Gold Corp.	115,200	2,328,192
Canadian National Railway Co.	165,500	8,853,242
Encana Corp.	318,336	11,923,539
Goldcorp, Inc.	534,100	6,932,862
Inco Ltd.*	120,600	3,043,917
Meridian Gold, Inc.*	373,900	4,888,445
Placer Dome, Inc.	931,400	12,707,931
(Cost $37,973,989)		50,678,128
Denmark 0.7%
Tele Danmark AS (Cost $5,949,304)	203,200	6,146,100
France 3.2%
Autoroutes du Sud de la France*	273,790	7,742,411
Aventis SA	123,785	6,014,016
Pechiney SA	38,699	1,962,190
Suez SA	124,594	1,966,235
Vinci SA	128,698	8,352,966
(Cost $25,698,318)		26,037,818
Germany 1.9%
Bayer AG	206,171	4,408,339
Deutsche Boerse AG	124,265	6,008,678
Schering AG	135,576	5,455,313
(Cost $13,540,744)		15,872,330
Hong Kong 5.9%
A-S China Plumbing Products Ltd.*	6,838,000	1,078,401
Bank of East Asia Ltd.	2,886,000	6,808,655
China Mobile Ltd.*	2,198,000	5,650,531
China Mobile Ltd. (ADR)*	175,000	2,269,750
CLP Holdings Ltd.	1,792,000	7,903,939
Hang Seng Bank Ltd.	381,100	4,214,492
Hong Kong Exchanges & Clearing Ltd.	94,000	169,337
Hutchison Whampoa Ltd.	1,394,000	10,277,270
Sun Hung Kai Properties Ltd.	1,435,000	10,395,551
(Cost $53,304,277)		48,767,926
Japan 10.9%
Canon, Inc.	267,000	12,830,271
Daiwa Securities Group, Inc.	736,000	4,747,167
FANUC Ltd.	199,900	13,184,548
Fuji Photo Film Co., Ltd.	273,000	8,184,505
Japan Retail Fund Investment Corp. (REIT)	274	1,443,402
Mitsubishi Estate Co., Ltd.	1,346,000	12,059,754
Mitsui Fudosan Co., Ltd.	1,262,000	10,172,102
Nikko Cordial Corp.	549,000	2,638,134
Nomura Holdings, Inc.	649,000	9,439,394
Teijin Ltd.	2,478,000	7,046,948
Yamanouchi Pharmaceutical Co., Ltd.	284,000	7,443,916
(Cost $92,594,816)		89,190,141
Korea 1.3%
Kookmin Bank (ADR)	27,700	1,030,440
Kookmin Bank	145,144	5,307,735
SK Telecom Co., Ltd.	25,600	4,381,098
(Cost $10,962,210)		10,719,273
Netherlands 1.5%
STMicroelectronics NV	223,848	5,568,046
TPG NV	346,700	6,472,681
(Cost $11,393,872)		12,040,727
Peru 1.0%
Compania de Minas Buenaventura SA (ADR) (Cost $4,439,681)	212,600	8,119,194
Russia 1.0%
Gazprom (ADR)	124,900	2,379,345
GMK Norilsk Nickel (ADR)	146,000	5,730,500
(Cost $5,667,557)		8,109,845
Singapore 1.1%
DBS Group Holdings Ltd.	713,000	5,127,154
Flextronics International Ltd.*	264,000	3,561,360
(Cost $7,056,123)		8,688,514
South Africa 3.0%
Anglo American Platinum Corp., Ltd. (ADR)	63,051	2,336,670
Gold Fields Ltd.	818,600	11,129,844
Harmony Gold Mining Co., Ltd.	395,100	5,610,903
Impala Platinum Holdings Ltd. (ADR)*	141,000	5,469,390
(Cost $17,644,799)		24,546,807
Switzerland 2.4%
Novartis AG (Registered)	166,142	6,109,252
Swiss Re (Registered)	110,687	6,796,674
Syngenta AG (Registered)	122,564	6,738,373
(Cost $21,588,153)		19,644,299
United Kingdom 12.8%
BAA PLC	747,449	5,369,368
BOC Group PLC	602,246	8,192,436
British Sky Broadcasting Group PLC*	810,013	8,447,472
Cable and Wireless PLC	3,811,028	7,144,402
Diageo PLC	711,786	7,602,491
GlaxoSmithKline PLC	34,598	657,862
GUS PLC	889,553	9,585,278
Pearson PLC	769,019	7,486,905
Reed Elsevier PLC	950,523	7,262,416
Rio Tinto PLC	711,506	15,591,305
RT Group PLC	1,954,775	338,740
Shell Transport & Trading Co., PLC	1,688,323	10,545,702
Unilever PLC	893,790	7,244,320
Vodafone Group PLC	5,049,221	9,207,085
(Cost $117,255,313)		104,675,782
United States 38.4%
Accenture Ltd. "A"*	297,000	6,284,520
AFLAC, Inc.	191,200	6,120,312
Allegheny Energy, Inc.	131,600	1,219,932
Amgen, Inc.*	133,607	8,804,701
Anadarko Petroleum Corp.	222,500	9,678,750
Applied Materials, Inc.*	220,300	4,758,480
Boston Properties, Inc. (REIT)	180,272	7,742,682
Burlington Resources, Inc.	201,100	9,737,262
Caremark Rx, Inc.*	316,300	7,948,619
Comcast Corp. "A"*	199,560	5,659,522
ConocoPhillips	206,303	11,519,960
eBay, Inc.*	109,200	6,063,876
Entergy Corp.	186,100	9,760,945
Equity Residential (REIT)	334,400	9,724,352
Exelon Corp.	205,275	12,090,698
ExxonMobil Corp.	256,100	9,654,970
First Data Corp.	50,400	1,935,360
Genentech, Inc.*	96,000	7,622,400
Genzyme Corp. (General Division)*	69,200	3,262,780
Hewlett-Packard Co.	260,400	5,187,168
Human Genome Sciences, Inc.*	405,000	5,767,200
Intel Corp.	414,700	11,868,714
International Business Machines Corp.	102,400	8,397,824
International Paper Co.	198,100	8,032,955
Intuit, Inc.*	78,900	3,575,748
Liberty Media Corp.* "A"	957,704	11,588,218
Lockheed Martin Corp.	240,600	12,325,938
McGraw-Hill, Inc.	131,200	8,003,200
Medco Health Solutions, Inc.*	7,381	197,065
Merck & Co., Inc.	61,200	3,079,584
Microsoft Corp.	528,100	14,005,212
Newmont Mining Corp.	725,900	28,498,834
PeopleSoft, Inc.*	221,700	4,012,770
Pfizer, Inc.	167,400	5,008,608
Schering-Plough Corp.	491,100	7,459,809
SLM Corp.	252,900	10,161,522
Stillwater Mining Co.*	497,850	3,654,219
Unocal Corp.	291,800	8,934,916
VERITAS Software Corp.*	240,200	8,282,096
Verizon Communications, Inc.	115,300	4,072,396
Wyeth	86,100	3,689,385
(Cost $272,779,695)		315,393,502
Total Common Stocks (Cost $725,184,338)		789,030,479

	Principal Amount ($)(c)	Value ($)

Convertible Bonds 1.3%
Netherlands 1.0%
ASM Lithography, 4.25%, 11/30/2004	2,730,000	2,726,724
Royal KPN NV, 3.5%, 11/24/2005 EUR	2,348,000	2,575,479
VNU NV, 1.75%, 11/15/2004 EUR	2,071,000	2,501,809
(Cost $6,299,227)		7,804,012
United Kingdom 0.3%
Carlton Communications, 2.25%, 1/4/2007 (Cost $1,952,042) EUR	2,395,000	2,584,161
Total Convertible Bonds (Cost $8,251,269)		10,388,173

Foreign Bonds - Non US$ Denominated 2.0%
Germany
Bundesobligation, Series 132, 4.125%, 8/27/2004 (Cost $16,817,308) EUR	15,000,000	16,767,866

	Shares	Value ($)

Cash Equivalents 0.5%
Scudder Cash Management QP Trust, 1.09% (b) (Cost $4,448,146)	4,448,146	4,448,146
Total Investment Portfolio - 100.0% (Cost $754,701,061) (a)		820,634,664

* Non-income producing security.
(a) The cost for federal income tax purposes was $758,313,138. At August 31, 2003, net unrealized appreciation for all securities based on tax cost was $62,321,526. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $148,925,990 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $86,604,464.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount stated in US dollars unless otherwise noted.
Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2003
Assets
Investments: Investments in securities, at value (cost $750,252,915)	$ 816,186,518
Investment in Scudder Cash Management QP Trust (cost $4,448,146)	4,448,146
Total investments in securities, at value (cost $754,701,061)	820,634,664
Dividends receivable	2,011,034
Interest receivable	158,695
Receivable for Fund shares sold	113,103
Foreign taxes recoverable	936,106
Total assets	823,853,602
Liabilities
Payable for Fund shares redeemed	600,805
Unrealized depreciation on forward foreign currency exchange contracts	637,197
Accrued management fee	684,478
Other accrued expenses and payables	334,133
Total liabilities	2,256,613
Net assets, at value	$ 821,596,989
Net Assets
Net assets consist of: Undistributed net investment income	12,207,295
Net unrealized appreciation (depreciation) on: Investments	65,933,603
Foreign currency related transactions	(559,230)
Accumulated net realized gain (loss)	(209,209,098)
Paid-in capital	953,224,419
Net assets, at value	$ 821,596,989

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($14,658,691 / 717,957 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 20.42
Maximum offering price per share (100 / 94.25 of $20.42)	$ 21.67
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,107,602 / 446,547 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 20.40
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($5,043,760 / 247,362 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 20.39
Maximum offering price per share (100 / 99.00 of $20.39)	$ 20.60
Class AARP Net Asset Value, offering and redemption price per share ($87,429,168 / 4,281,249 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 20.42
Class S Net Asset Value, offering and redemption price per share ($705,357,768 / 34,551,052 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 20.41

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,171,656)	$ 14,248,131
Interest	3,797,931
Interest - Scudder Cash Management QP Trust	72,182
Total Income	18,118,244
Expenses: Management fee	7,705,564
Administrative fee	3,426,329
Distribution service fees	159,983
Directors' fees and expenses	18,312
Other	35,062
Total expenses	11,345,250
Net investment income (loss)	6,772,994
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(96,929,187)
Foreign currency related transactions	545,408
(96,383,779)
Net unrealized appreciation (depreciation) during the period on: Investments	159,600,932
Foreign currency related transactions	(1,134,520)
158,466,412
Net gain (loss) on investment transactions	62,082,633
Net increase (decrease) in net assets resulting from operations	$ 68,855,627

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income	$ 6,772,994	$ 6,498,024
Net realized gain (loss) on investment transactions	(96,383,779)	(89,526,018)
Net unrealized appreciation (depreciation) on investment transactions during the period	158,466,412	(102,983,417)
Net increase (decrease) in net assets resulting from operations	68,855,627	(186,011,411)
Distributions to shareholders from: Net investment income: Class A	(107,428)	(314,133)
Class B	(975)	(122,253)
Class C	(1,902)	(49,381)
Class AARP	(916,120)	(2,404,805)
Class S	(7,589,745)	(20,688,892)
Net realized gains: Class A	-	(117,200)
Class B	-	(83,420)
Class C	-	(32,842)
Class AARP	-	(791,262)
Class S	-	(6,807,516)
Fund share transactions: Proceeds from shares sold	112,193,610	366,115,298
Reinvestment of distributions	8,099,747	29,586,836
Cost of shares redeemed	(233,614,331)	(555,610,792)
Net increase (decrease) in net assets from Fund share transactions	(113,320,974)	(159,908,658)
Increase (decrease) in net assets	(53,081,517)	(377,331,773)
Net assets at beginning of period	874,678,506	1,252,010,279
Net assets at end of period (including undistributed net investment income of $12,207,295 and $5,757,762, respectively)	$ 821,596,989	$ 874,678,506

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.76	$ 23.14	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.07	.04
Net realized and unrealized gain (loss) on investment transactions	1.69	(3.89)	(1.48)
Total from investment operations	1.81	(3.82)	(1.44)
Less distributions from: Net investment income	(.15)	(.41)	-
Net realized gain on investment transactions	-	(.15)	-
Total distributions	(.15)	(.56)	-
Net asset value, end of period	$ 20.42	$ 18.76	$ 23.14
Total Return (%)[c]	9.75	(16.80)	(5.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	14	18
Ratio of expenses (%)	1.66	1.63	1.62*
Ratio of net investment income (loss) (%)	.66	.34	.78*
Portfolio turnover rate (%)	55	31	40
[a] For the period from June 18, 2001 (commencement of sales of Class A shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.73	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.10)	-[c]
Net realized and unrealized gain (loss) on investment transactions	1.70	(3.90)	(1.48)
Total from investment operations	1.67	(4.00)	(1.48)
Less distributions from: Net investment income	-[c]	(.22)	-
Net realized gain on investment transactions	-	(.15)	-
Total distributions	-[c]	(.37)	-
Net asset value, end of period	$ 20.40	$ 18.73	$ 23.10
Total Return (%)[d]	8.93	(17.50)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	10	13
Ratio of expenses (%)	2.45	2.43	2.41*
Ratio of net investment income (loss) (%)	(.13)	(.46)	(.01)*
Portfolio turnover rate (%)	55	31	40
[a] For the period from June 18, 2001 (commencement of sales of Class B shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.73	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.09)	-[c]
Net realized and unrealized gain (loss) on investment transactions	1.69	(3.90)	(1.48)
Total from investment operations	1.67	(3.99)	(1.48)
Less distributions from: Net investment income	(.01)	(.23)	-
Net realized gain on investment transactions	-	(.15)	-
Total distributions	(.01)	(.38)	-
Net asset value, end of period	$ 20.39	$ 18.73	$ 23.10
Total Return (%)[d]	8.91	(17.48)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	5
Ratio of expenses (%)	2.44	2.40	2.39*
Ratio of net investment income (loss) (%)	(.12)	(.43)	.01*
Portfolio turnover rate (%)	55	31	40
[a] For the period from June 18, 2001 (commencement of sales of Class C shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class AARP
Years Ended August 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.77	$ 23.16	$ 27.40
Income (loss) from investment operations: Net investment income (loss)[b]	.16	.13	.22
Net realized and unrealized gain (loss) on investment transactions	1.69	(3.90)	(4.31)
Total from investment operations	1.85	(3.77)	(4.09)
Less distributions from: Net investment income	(.20)	(.47)	(.05)
Net realized gains on investment transactions	-	(.15)	(.10)
Total distributions	(.20)	(.62)	(.15)
Net asset value, end of period	$ 20.42	$ 18.77	$ 23.16
Total Return (%)	10.00	(16.62)	(14.99)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	90	126
Ratio of expenses (%)	1.43	1.35	1.30c*
Ratio of net investment income (loss) (%)	.89	.62	.90*
Portfolio turnover rate (%)	55	31	40
[a] For the period from September 11, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.
* Annualized
** Not annualized

Class S
Years Ended August 31,	2003	2002	2001	2000	1999[a]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.76	$ 23.15	$ 31.36	$ 31.25	$ 31.30	$ 32.41
Income (loss) from investment operations:
Net investment income (loss)[c]	.16	.13	.21	.53[d]	.02	.23
Net realized and unrealized gain (loss) on investment transactions	1.69	(3.90)	(4.77)	3.69	(.07)	1.82
Total from investment operations	1.85	(3.77)	(4.56)	4.22	(.05)	2.05
Less distributions from: Net investment income	(.20)	(.47)	(.25)	(.20)	-	(.55)
Net realized gains on investment transactions	-	(.15)	(3.40)	(3.91)	-	(2.61)
Total distributions	(.20)	(.62)	(3.65)	(4.11)	-	(3.16)
Net asset value, end of period	$ 20.41	$ 18.76	$ 23.15	$ 31.36	$ 31.25	$ 31.30
Total Return (%)	10.01	(16.62)	(16.34)	13.83	(.16)**	7.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	705	756	1,090	1,552	1,553	1,610
Ratio of expenses (%)	1.43	1.35	1.34[e]	1.33[f]	1.36*	1.35
Ratio of net investment income (loss) (%)	.89	.62	.86	1.71[d]	.44*	.79
Portfolio turnover rate (%)	55	31	40	60	29*	70
[a] For the two months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from June 30 to August 31.
[b] For the years ended June 30.
[c] Based on average shares outstanding during the period.
[d] Net investment income per share includes non-recurring dividend income amounting to $.29 per share; the ratio of net investment income excluding the non-recurring dividend is .77%.
[e] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.
[f] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.32%.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund was subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

At August 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $141,905,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010 ($29,693,000) and August 31, 2011 ($112,212,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through August 31, 2003, the Fund incurred approximately $63,934,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 11,842,872
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (141,900,000)
Net unrealized appreciation (depreciation) on investments	$ 62,321,526

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended August 31,
	2003	2002
Distributions from ordinary income*	$ 8,616,170	$ 23,789,728
Distributions from long-term capital gains	$ -	$ 7,621,976

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2003, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $407,254,055 and $508,076,526, respectively. Purchases and sales of US Treasury securities aggregated $21,926,125 and $21,853,812, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of the Fund's average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.98% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.40%, 0.45%, 0.425%, 0.375% and 0.375% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly for the period September 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund's Directors approved new Administrative Fee rates of 0.475%, 0.496%, 0.485%, 0.47% and 0.47% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in return entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended August 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at August 31, 2003
Class A	$ 63,331	$ 6,031
Class B	41,265	3,874
Class C	21,170	2,055
Class AARP	357,320	33,463
Class S	2,943,243	271,256
	$ 3,426,329	$ 316,679

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Directors of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.455%, 1.475%, 1.465% 1.445% and 1.445% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, director and director counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2003
Class B	$ 64,520	$ 5,904
Class C	34,112	3,196
	$ 98,632	$ 9,100

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2003	Effective Rate
Class A	$ 30,716	$ 3,348	0.22%
Class B	20,020	1,875	0.23%
Class C	10,615	1,085	0.23%
	$ 61,351	$ 6,308

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2003 aggregated $2,209. There were no underwriting commissions paid in connection with the distribution of Class C shares for the the year ended August 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2003, the CDSC for Class B and C shares aggregated $24,364 and $143, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2003, SDI received $578.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Forward Foreign Currency Commitments

As of August 31, 2003, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver	In Exchange For	Settlement Date	Unrealized Depreciation ($)
HKD 132,739,400	USD 17,000,000	10/22/03	(19,330)
HKD 42,986,350	USD 5,500,000	10/22/03	(11,543)
JPY 3,663,937,200	USD 30,800,000	9/25/03	(606,324)
			(637,197)

Currency Abbreviation
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	United States Dollar

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,501,831	$ 27,521,477	2,395,999	$ 50,063,748
Class B	112,692	2,044,831	138,765	2,929,310
Class C	96,672	1,756,412	106,279	2,248,078
Class AARP	144,591	2,642,694	170,407	3,617,558
Class S	4,366,009	78,228,196	14,361,987	307,256,604
		$ 112,193,610		$ 366,115,298
Shares issued to shareholders in reinvestment of distributions
Class A	5,841	$ 104,902	19,472	$ 417,472
Class B	53	946	9,272	199,626
Class C	104	1,868	3,741	80,490
Class AARP	47,954	859,814	140,242	3,002,586
Class S	397,781	7,132,217	1,209,092	25,886,662
		$ 8,099,747		$ 29,586,836
Shares redeemed
Class A	(1,546,830)	$ (28,465,359)	(2,451,061)	$ (51,737,326)
Class B	(178,535)	(3,210,462)	(198,206)	(4,167,183)
Class C	(95,209)	(1,733,600)	(67,790)	(1,424,318)
Class AARP	(723,095)	(12,891,049)	(944,837)	(19,808,269)
Class S	(10,500,431)	(187,313,861)	(22,361,257)	(478,473,696)
		$ (233,614,331)		$ (555,610,792)
Net increase (decrease)
Class A	(39,158)	$ (838,980)	(35,590)	$ (1,256,106)
Class B	(65,790)	(1,164,685)	(50,169)	(1,038,247)
Class C	1,567	24,680	42,230	904,250
Class AARP	(530,550)	(9,388,541)	(634,188)	(13,188,125)
Class S	(5,736,641)	(101,953,448)	(6,790,178)	(145,330,430)
		$ (113,320,974)		$ (159,908,658)

Report of Independent Auditors

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of Scudder Global Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Fund (the "Fund") at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 23, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 46% of the income dividends paid during the Fund's year ended August 31, 2003 qualified for the dividends received deduction.

The Fund paid foreign taxes of $1,171,656 and earned $7,141,105 of foreign source income during the year ended August 31, 2003. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.029 per share as foreign taxes paid and $0.177 per share as income earned from foreign sources for the year ended August 31, 2003

For Federal Income Tax purposes, the Fund designates $3,600,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of August 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (56) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Director, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Joseph Axtell (45) Vice President, 2002-present	Vice President, Deutsche Asset Management	n/a
Brett Diment (33) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	You can obtain a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities by calling toll free (800) 621-1048, by visiting scudder.com and using the search feature, enter Proxy Voting, or by visiting the SEC's website at www.sec.gov.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SGQAX	SGQBX	SGQCX
CUSIP Number	378947-857	378947-840	378947-832
Fund Number	407	607	707

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	You can obtain a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities by calling your service representative, by visiting aarp.scudder.com or myScudder.com and using the search feature, enter Proxy Voting, or by visiting the SEC's website at www.sec.gov.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ACOBX	SCOBX
Fund Number	107	007

Notes

INSERT HTML FILE

ITEM 2.         CODE OF ETHICS.

As of the end of the period, August 31, 2003, the Scudder Global Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Global Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               October 22, 2003
                                    ---------------------------